UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2017
     EMERGING CTA PORTFOLIO L.P.
 (Exact name of registrant as specified in its charter)
New York (State or other jurisdiction of incorporation)	0-53211 (Commission File Number)	04-3768983 (IRS Employer Identification No.)

c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:        (855) 672-4468

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement
Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), and the Registrant have entered into a management agreement dated as of September 1, 2017 (the “Management Agreement”) with Launchpad Capital Management, LLC, a Delaware limited liability company (“Launchpad Capital”), pursuant to which Launchpad Capital shall manage the portion of the Registrant’s assets allocated to it.
The General Partner has initially selected Launchpad Capital’s MJP Commodity Strategy, a proprietary, systematic strategy, to manage the Registrant’s assets allocated to Launchpad Capital.  The MJP Commodity Strategy focuses on systematic market research.  The MJP Commodity Strategy utilizes a methodology that interprets price signals as either moving a market towards or away from fundamental value.  It relies on the accurate determination of the time and price from which a reversion to fundamental value occurs to make successful trades.
Pursuant to the Management Agreement, the Registrant pays Launchpad Capital a monthly management fee equal to 1/12 of 1% (1% per year) of the month-end net assets allocated to Launchpad Capital.  Launchpad Capital also receives a quarterly incentive fee equal to 20% of new trading profits (as defined in the Management Agreement) earned by Launchpad Capital in each calendar quarter.
The Management Agreement expires on July 31, 2018.  If it is not terminated as of that date, it shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the Management Agreement.
The Management Agreement is filed herewith as Exhibit 10.14.
Item 9.01   Financial Statements and Exhibits
(d)   Exhibits.
The following exhibit is filed herewith.
Exhibit No.	Description
10.14	Management Agreement dated as of September 1, 2017, by and among the Registrant, Ceres Managed Futures LLC and Launchpad Capital Management, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING CTA PORTFOLIO L.P.

By: Ceres Managed Futures LLC, General Partner

By:	/s/ Patrick T. Egan Patrick T. Egan President and Director

Date:  September 7, 2017